UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 18, 2004

3COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Campus Drive
Marlborough, Massachusetts
01752

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (508) 323-5000

(Former name or former address, if changed since last report)

ITEM 7                   Financial Statements and Exhibits

(c)           Exhibits

The following exhibit is furnished herewith:

99.1         Text of Press Release, dated March 18, 2004, titled “3Com Reports Fiscal Q3 Results”

ITEM 12                Results of Operations and Financial Condition

On March 18, 2004, 3Com Corporation issued a press release regarding its financial results for its fiscal quarter ended February 27, 2004.  The full text of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: March 18, 2004	By:	/s/ Mark Slaven
Mark Slaven Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1                           Text of Press Release, dated March 18, 2004, titled “3Com Reports Fiscal Q3 Results”